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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 16, 1999




                              Derma Sciences, Inc.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                   1-31070                     23-2328753
(State or other jurisdiction       (Commission                 (IRS employer
    of incorporation)              File Number)           identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)


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Item 5.  Other Events

Derma Sciences, Inc. (the "Registrant") on August 16, 1999 closed on a private offering of convertible bonds ("Bonds") in which an aggregate of $800,000 was raised. The Bonds are due August 15, 2000 and pay interest only, at New York prime, until maturity. The Bonds may be converted, at the option of the bondholders, into units ("Units") each consisting of one share of Series C Convertible Preferred Stock, par value $0.01 per share, ("Preferred Stock") and one warrant ("Warrant") to purchase one share of common stock, par value $0.01 per share, ("Common Stock") at a per share price estimated to be $1.14. Proceeds from sale of the Bonds will be used for working capital.

The terms and conditions governing the offer and sale of the Bonds are contained in the form of Purchase Agreement attached hereto as Exhibit 10.01. The Bonds and the terms and conditions governing their issuance are set forth in the Form of Convertible Bond attached hereto as Exhibit 10.02. The Bonds are secured by a security interest in certain property of the Registrant ("Collateral"). Collateral and the terms and conditions governing the bondholders' recourse to same are described in the Security Agreement attached hereto as Exhibit 10.03. The Registrant has undertaken to file a registration statement under the Securities Act of 1933, as amended, (the"Act") to permit resale of the Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants. The obligations of the Registrant with respect to the registration under the Act of its Common Stock are described in the form of Registration Rights Agreement attached hereto as Exhibit 10.04. The rights and preferences of the Preferred Stock which, together with the Warrants, comprise the Units are described in the form of Certificate of Designations, Voting Powers, Preferences and Rights of the Preferred Stock attached hereto as Exhibit 10.05.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable
         (b)  Not applicable
         (c)  Exhibits:

                    10.01 - Form of Purchase Agreement
                    10.02 - Form of Convertible Bond
                    10 03 - Form of Security Agreement
                    10.04 - Form of Registration Rights Agreement
                    10.05 - Form of Certificate of Designations, Voting Powers,
                                Preferences and Rights of the Preferred Stock


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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                DERMA SCIENCES, INC.



Date:  August 20, 1999          By:/s/  Stephen T. Wills
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                                     Stephen T. Wills, CPA, MST
                                     Vice President and Chief Financial Officer








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